TENANCY AGREEMENT 租約 (REF: CLV-28(1)-2)

An Agreement made on the 15 days of May, 2020 between the Landlord and the Tenant as more particularly described in Schedule I.

此合約由業主及租客(雙方資料詳列於附表一) 於 2020 年 5 月 15 日 訂立。

The Landlord shall let and the Tenant shall take the Premises for the term and at the rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:

業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款:

1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Term. If the Rent and / or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

   租客須在租期內每個月份第一天上期繳付指定的租金予業主。若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

   租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.

   租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.

   租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of electricity, Miscellaneous Charges and telephone and other similar charges payable in respect of the Premises.

   租客須在租約期內清繳一切有關該物業的電費、雜費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner

EVER FULL LOGISTICS LIMITED 永茂物流有限公司 COURAGE LEADER LIMITED 進御有限公司

determination of this Agreement.

租客須在租約期內保持物業內部的維修狀態良好，並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 10 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later.

租客須交予業主保証金(金額如附表一所列)作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的該物業或一切租客欠款後(以較遲者作準)十天內無息退還該保証金予租客。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property Tax payable in respect of the Premises.

業主負責繳付有關該物業的物業稅。

11. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).

業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

12. If there is any conflict between the English version and the Chinese version in this Agreement, the Chinese version shall prevail.

此合約內的英文本與中文本存有差異時，將以中文本為準。

13. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.

業主及租客各負責屬此合約一式兩份的印花稅一半費用。

EVER FULL LOGISTICS LIMITED 永茂物流有限公司

COURAGE LEADER LIMITED 進御有限公司

Received the Security Deposit by the Landlord 業主收到租客所交的保証金:

保証金	港幣HK$	8400
電費按金	港幣HK$	2000
單位門鎖匙(2)條	港幣HK$	40
信箱匙(1)條	港幣HK$	20
合計按金港幣	港幣HK$	10460

Received Total Deposit Amount in HK DOLLARS 10460

Cash 現金 / Cheque 支票:_ (Remitting Bank 支票銀行:) (*不另發收條,以此為準)

Received Access Keys by the Tenant 租客接收業主所交屬該物業的鎖匙:

信箱鎖匙	One piece (1) 條
單位木門匙	Two pieces (2) 條
冷氣搖控器	/

Confirmed and Accepted all the terms and conditions contained herein by the Landlord and Tenant.
業主及租客確認及接受這合約內所有條款的約束:

(Landlord/業主)

B.R Name: Courage Leader Limited
B.R No.: 68088935
Signed by: MOK HENRY WING HEI
I.D No.: Z836326(A)

(Tenant/租客)

B.R Name: Ever Full Logistics Limited
B.R No.: 52463844
Signed by: Wong Yan Wah Barry (黃印華)
I.D No.: G302236(5)